MML SERIES INVESTMENT FUND II
MML Equity Fund

(the “Fund”)
Supplement dated March 25, 2024 to the
Prospectus dated May 1, 2023 and the
Summary Prospectus dated May 1, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.

Effective April 29, 2024, T. Rowe Price Associates, Inc. (“T. Rowe Price”) will be removed as a subadviser to the Fund. All references to T. Rowe Price in the Prospectus and Summary Prospectus will, therefore, be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-23-01
E-23-01